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                                                                      EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation of our report, dated January 28, 1997, on the consolidated financial statements and supporting schedule of GTE California Incorporated and subsidiary included in this Form 10-K, into the Registration Statement previously filed on Form S-3 (File No. 333-01001).




                                                          ARTHUR ANDERSEN LLP

Dallas, Texas
March 27, 1997